EATON VANCE GOVERNMENT OBLIGATIONS FUND EATON VANCE HIGH INCOME OPPORTUNITIES FUND EATON VANCE LOW DURATION FUND Supplement to Prospectus dated March 1, 2009

The following changes to the Funds’ prospectus are effective October 12, 2009:

1. The following replaces the "Class A shares", "Class C shares" and "Class R shares" paragraphs in "Choosing a Share Class." under "Purchasing Shares":

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% (2.25% for Low Duration Fund) This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more ($100,000 or more for Low Duration Fund). The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more ($250,000 or more for Low Duration Fund). Investors considering cumulative purchases of $1,000,000 or more ($250,000 or more for Low Duration Fund), or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more ($250,000 or more for Low Duration Fund), should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class R shares are offered at net asset value with no front-end sales charge to retirement plan clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. retirement plan clients include pension plans (including tax-deferred retirement plans and profit-sharing plans), Individual Retirement Account rollovers and non-qualified deferred compensation programs. Class R shares pay distribution fees and service fees equal to 0.50% annually of average daily net assets.

2. The following replaces the tables in "Class A Front-End Sales Charge." under "Sales Charges":

	Sales Charge*	Sales Charge*	Dealer Commission
For Government Obligations Fund and High Income Opportunities Fund	as Percentage of	as Percentage of Net	as Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	1.00%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

	Sales Charge*	Sales Charge*	Dealer Commission
For Low Duration Fund	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 or more	0.00**	0.00**	0.75%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $250,000 or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

3. The following replaces "Right of Accumulation." and "Statement of Intention." in "Reducing or Eliminating Class A Sales Charges." under "Sales Charges":

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 ($100,000 for Low Duration Fund) or more. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 ($100,000 for Low Duration Fund) more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

4. The following replaces "Contingent Deferred Sales Charge." under "Sales Charges":

Contingent Deferred Sales Charge. Class A and Class C shares are subject to a CDSC on certain redemptions. Class shares purchased at net asset value in amounts of $1 million or more ($250,000 or more for Low Duration Fund) are subject to 1.00% CDSC if redeemed within 18 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

October 5, 2009

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